Dreyfus Variable Investment Fund, Balanced Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.

                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            13   Statement of Financial Futures

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                             Balanced Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Balanced Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the period, including a discussion with portfolio
managers,    Ronald    P.    Gala    and    Laurie    A.    Carroll.

On the equity side, the past six months have been rewarding for many investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. Beginning in April, many previously out-of-favor market sectors rallied strongly -- including large-cap value stocks -- while large-cap growth stocks appear to have paused in their advance. This helped narrow the valuation gap that had developed over the past several years between the growth and value sectors of the large-cap stock market.

On the other hand, fixed-income securities have provided mixed results. U.S. Treasury securities declined, giving back all of the gains they achieved after their remarkable rally last summer and fall. Prices of other types of bonds fell less sharply or remained relatively unchanged when investors shifted assets back into market sectors they had previously avoided. Accordingly, many corporate
bonds,   mortgage-backed   securities,   asset-backed   securities   and   U.S.
dollar-denominated foreign bonds provided higher returns than U.S. Treasuries over the first half of 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Balanced Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999

DISCUSSION OF PERFORMANCE

Ronald P. Gala and Laurie A. Carroll, Portfolio Managers

How did Dreyfus Variable Investment Fund, Balanced Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Variable Investment Fund, Balanced Portfolio produced a total return of 4.30%.(1) In comparison, the portfolio' s Hybrid Index, which is composed of 60% Standard & Poor's 500 Composite Stock Price Index(2) ("S&P 500") and 40% Lehman Brothers Intermediate Government/ Corporate Bond Index(2) (Intermediate Index) had total returns of 12.38% and -0.58%, respectively, for the same time period. The total return for the Hybrid Index was 7.19%.(2)

We attribute the portfolio's performance to our more defensive equity position during the period. While gains within this component added to the portfolio's overall results, our de-emphasis there held back performance.

What is the portfolio's investment approach?

The portfolio is a balanced portfolio, with a "neutral" allocation of 60% stocks and 40% bonds. However, the portfolio is permitted to invest up to 75%, and as little as 40%, of its assets in stocks, and up to 60%, and as little as 25%, of its assets in bonds. When allocating assets between stocks and bonds, we assess the relative return and risks of each asset class using a model that analyzes several factors, including interest-rate adjusted price/earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic
factors    such    as    interest    rates.

When selecting stocks for the portfolio, we use a valuation model that identifies and ranks stocks within an industry or sector based on its value, growth and financial profile. Then, we attempt to manage risk by diversifying across companies and industries and by maintaining risk characteristics -- such as growth, size, quality and yield -- that are similar to those of the S&P 500.

                                                        The Portfolio

When choosing bonds for the portfolio, we review economic, market and other factors to measure valuations by sector, maturity and credit quality. The portfolio' s bond component consists primarily of investment-grade domestic and foreign bonds that are issued by corporations and governments. Its
dollar-weighted   average   maturity   normally   will  not  exceed  10  years.

What other factors influenced the portfolio's performance?

During the first three months of the period, the equity portion of the portfolio benefited from its holdings in some of the best performing companies in the S&P 500, most notably America Online and Microsoft. In addition, our holdings within the consumer cyclical sector, including Ford Motor, DaimlerChrysler and Wal-Mart Stores provided solid returns for the portfolio. The portfolio's utility stocks also performed well, especially those related to the telecommunications
industry,    including    MCI    WorldCom.

However, during the second half of the period market sentiment began to shift away from these types of large-cap growth stocks, preferring instead the more value-oriented stocks that had previously been out of favor. As a result, cyclical stocks -- those companies whose earnings are sensitive to changes in economic conditions -- tended to perform the best. While we did have some exposure to these types of stocks, our performance would have been better had we allocated more assets there.

As for the fixed-income component of the portfolio, our best returns came from corporate bonds and asset-backed securities, while our U.S. Treasury holdings produced modest returns. That's because when the Federal Reserve Board trimmed short-term interest rates by a total of three-quarters of a percentage point last fall, it caused bond prices, which move inversely to interest rates, to rise. Since then, in a move in late June, the Fed chose to increase short-term interest rates by one-quarter of a point, while maintaining a neutral stance on
future    rate    movement.

In this environment, U.S. Treasuries have not performed as well as the portfolio' s other bonds during the period. However, we have maintained a fairly large percentage of the portfolio's assets in these investments for liquidity purposes.

What is the portfolio's current strategy?

While we are encouraged by the market's recent preference for more reasonably priced value stocks, we continue to believe that the stock market is overvalued. Early in the year, we shifted a portion of the portfolio's assets out of stocks, choosing instead to deploy those assets into bonds, a move that positioned the portfolio more defensively. As of June 30, 1999, approximately 47% of the portfolio' s assets were allocated to common stock and 48% to bonds and notes, with 5% in cash equivalents. This represents a notable shift from the portfolio' s stance at the end of 1998, at which time approximately 65% of the portfolio' s assets were invested in stocks, 30% invested in bonds and 5% invested in cash equivalents. Going forward, we may make further allocation shifts as market conditions dictate.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. ()SOURCE: LEHMAN BROTHERS -- THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio

STATEMENT OF INVESTMENTS



June 30, 1999 (Unaudited)


COMMON STOCKS--46.5%                                                                             Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.5%

Philip Morris Cos.                                                                                8,500              341,594

CONSUMER CYCLICAL--5.0%

Delphi Automotive Systems                                                                         1,817               33,732

Delta Air Lines                                                                                   2,500              144,062

Eastman Kodak                                                                                     3,400              230,350

Federal-Mogul                                                                                     1,000               52,000

Federated Department Stores                                                                       3,000  (a)         158,812

Ford Motor                                                                                        9,200              519,225

Gap                                                                                               8,400              423,150

General Motors                                                                                    2,600              171,600

K mart                                                                                            6,500  (a)         106,844

Safeway                                                                                           6,200  (a)         306,900

Staples                                                                                           5,000  (a)         154,687

TJX Cos.                                                                                         10,700              356,444

Tommy Hilfiger                                                                                    1,900  (a)         139,650

Wal-Mart Stores                                                                                  19,800              955,350

                                                                                                                   3,752,806

CONSUMER STAPLES--2.9%

Coca-Cola                                                                                         8,200              512,500

Fortune Brands                                                                                    5,600              231,700

IBP                                                                                               5,600              133,000

Procter & Gamble                                                                                  6,100              544,425

Ralston-Purina Group                                                                              6,800              206,975

Sara Lee                                                                                          9,100              206,456

Unilever, N.V. (New York Shares)                                                                  4,286              298,929

                                                                                                                   2,133,985

ENERGY--2.9%

Amerada Hess                                                                                        800               47,600

Chevron                                                                                           1,800              171,337

Coastal                                                                                           5,400              216,000

Diamond Offshore Drilling                                                                         2,400               68,100

El Paso Energy                                                                                    3,400              119,638

Exxon                                                                                            10,700              825,237

Royal Dutch Petroleum (New York Shares)                                                           6,500              391,625

Sempra Energy                                                                                     4,900              110,863





COMMON STOCKS (CONTINUED)                                                                        Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Sunoco                                                                                            1,500               45,281

Transocean Offshore                                                                               3,700               97,125

UtiliCorp United                                                                                  4,050               98,466

                                                                                                                   2,191,272

HEALTH CARE--5.1%

Abbott Laboratories                                                                               7,400              336,700

Amgen                                                                                             8,000  (a)         487,000

Biogen                                                                                              700  (a)          45,019

Biomet                                                                                            3,500              139,125

Boston Scientific                                                                                 4,500  (a)         197,719

Bristol-Myers Squibb                                                                              9,000              633,937

Cardinal Health                                                                                   1,500               96,187

Immunex                                                                                           1,700  (a)         216,644

Johnson & Johnson                                                                                 6,800              666,400

Merck & Co.                                                                                       1,600              118,400

Schering-Plough                                                                                  10,500              556,500

Warner-Lambert                                                                                    3,900              270,562

                                                                                                                   3,764,193

INTEREST SENSITIVE--9.1%

Allstate                                                                                          9,600              344,400

Ambac Financial Group                                                                             3,000              171,375

American Express                                                                                  1,600              208,200

Bank of America                                                                                   6,500              476,531

Bank One                                                                                          6,400              381,200

BankBoston                                                                                        3,600              184,050

Chase Manhattan                                                                                   8,200              710,325

Citigroup                                                                                        13,700              650,750

Comerica                                                                                          4,100              243,694

Conseco                                                                                           1,500               45,656

Edwards (A.G.)                                                                                    2,000               64,500

Federal National Mortgage Association                                                             5,500              376,063

Fleet Financial Group                                                                             7,700              341,687

General Electric                                                                                  6,400              723,200

Golden West Financial                                                                             1,300              127,400

Jefferson-Pilot                                                                                   1,600              105,900

                                                                                             The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

MBNA                                                                                              4,900              150,063

MGIC Investment                                                                                   2,200              106,975

Merrill Lynch                                                                                     2,600              207,837

Morgan Stanley Dean Witter & Co.                                                                  3,200              328,000

SLM Holding                                                                                       5,100              233,644

SunTrust Banks                                                                                    3,100              215,256

Transamerica                                                                                        800               60,000

UnionBanCal                                                                                       2,500               90,312

XL Capital, Cl. A                                                                                 4,000              226,000

                                                                                                                   6,773,018

PRODUCER GOODS & SERVICES--4.2%

Alcoa                                                                                             2,200              136,125

Boeing                                                                                            4,500              198,844

Centex                                                                                            2,000               75,125

Dow Chemical                                                                                      2,200              279,125

duPont (E.I.) deNemours & Co.                                                                     1,400               95,637

General Dynamics                                                                                  3,500              239,750

Georgia-Pacific Group                                                                             6,000              284,250

Ingersoll-Rand                                                                                    5,000              323,125

Kimberly-Clark                                                                                    6,600              376,200

Rohm & Haas                                                                                       3,700              158,637

Tyco International                                                                                4,900              464,275

USG                                                                                               1,500               84,000

USX-U.S. Steel Group                                                                              2,800               75,600

Union Carbide                                                                                     4,500              219,375

United Technologies                                                                               1,601              114,757

                                                                                                                   3,124,825

SERVICES--3.3%

America Online                                                                                    4,000  (a)         442,000

Ceridian                                                                                          5,400  (a)         176,513

Fox Entertainment Group, Cl. A                                                                    4,300              115,831

Gannett                                                                                           4,300              306,913

IMS Health                                                                                        5,400              168,750

Infinity Broadcasting, Cl. A                                                                      8,400              249,900

Time Warner                                                                                       2,500              183,750





COMMON STOCKS (CONTINUED)                                                                        Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Tribune                                                                                           3,500              304,938

Vodafone AirTouch, A.D.R.                                                                         2,650              522,050

                                                                                                                   2,470,645

TECHNOLOGY--9.1%

BMC Software                                                                                      6,000  (a)         324,000

Cisco Systems                                                                                     9,600  (a)         619,200

Compuware                                                                                         4,600  (a)         146,338

Dell Computer                                                                                    12,400  (a)         458,800

EMC                                                                                               5,400  (a)         297,000

General Instrument                                                                                1,600  (a)          68,000

Hewlett-Packard                                                                                   4,700              472,350

Intel                                                                                            17,600            1,047,200

International Business Machines                                                                   5,200              672,100

Lexmark International Group, Cl. A                                                                4,400  (a)         290,675

Lucent Technologies                                                                               5,800              391,138

Microsoft                                                                                        17,400  (a)       1,569,263

Tellabs                                                                                           4,200  (a)         283,763

USWeb                                                                                             4,900  (a)         108,719

                                                                                                                   6,748,546

UTILITIES--4.4%

AT&T                                                                                              4,950              276,272

Ameren                                                                                            3,200              122,800

Ameritech                                                                                        11,000              808,500

BellSouth                                                                                        11,700              548,437

Consolidated Edison                                                                               3,900              176,475

FPL Group                                                                                         5,900              322,288

GTE                                                                                               2,500              189,375

MCI WorldCom                                                                                      9,500  (a)         819,375

                                                                                                                   3,263,522

TOTAL COMMON STOCKS

   (cost $24,925,062)                                                                                             34,564,406
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
BONDS AND NOTES--48.4%                                                                       Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--6.2%

American Express Credit Account Master Trust,

  Asset Backed Ctfs., Ser. 1997-1, Cl. A,

   6.40%, 4/15/2005                                                                             600,000              602,733

                                                                                             The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Atlantic Richfield, Notes,

   5.55%, 4/15/2003                                                                             500,000              487,662

Bank One, Sub. Notes,

   6%, 2/17/2009                                                                                700,000              646,140

Citibank Credit Card Master Trust,

  Asset Backed Ctfs., Ser. 1998-1, Cl. A,

   5.75%, 1/15/2003                                                                             600,000              598,935

General Motors Acceptance, Bonds,

   6.15%, 4/5/2007                                                                              430,000              412,093

Merrill Lynch, Notes,

   6%, 2/17/2009                                                                                600,000              554,174

Province of Ontario, Bonds,

   7.75%, 6/4/2002                                                                              500,000              519,805

US Bank, Notes,

   5.70%, 12/15/2008                                                                            500,000              457,348

Wells Fargo, Sr. Notes,

   6.75%, 10/1/2006                                                                             350,000              347,949

                                                                                                                   4,626,839

INDUSTRIAL--7.1%

Ameritech Capital Funding, Notes,

   5.65%, 1/15/2001                                                                             500,000              497,038

Comcast Cable Communications, Notes,

   6.20%, 11/15/2008                                                                            500,000              466,416

duPont (E.I.) de Nemours & Co., Notes,

   6.50%, 9/1/2002                                                                              500,000              504,654

McDonald's, Notes,

   5.90%, 5/11/2001                                                                             500,000              499,073

Mobil, Debs.,

   8.375%, 2/12/2001                                                                          1,000,000            1,032,638

Monsanto, Notes,

   5.375%, 12/1/2001                                                                            300,000  (b)         293,199

Norfolk Southern, Sr. Notes,

   6.20%, 4/15/2009                                                                             500,000              471,022

PPG Industries, Notes,

   6.25%, 2/15/2002                                                                             500,000              497,431

Safeway, Notes,

   5.875%, 11/15/2001                                                                         1,000,000              986,700

                                                                                                                   5,248,171




                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--3.9%

AT&T, Notes,

   5.625%, 3/15/2004                                                                            750,000              726,936

MCI WorldCom, Sr. Notes,

   6.40%, 8/15/2005                                                                             500,000              491,260

Philadelphia Electric, Notes,

   6.625%, 3/1/2003                                                                           1,000,000            1,002,926

Wisconsin Electric Power, Notes,

   7.25%, 8/1/2004                                                                              700,000              723,603

                                                                                                                   2,944,725

U.S. GOVERNMENT & AGENCIES--31.2%

Federal Home Loan Bank, Bonds:

   5.61%, 6/22/2001                                                                           1,100,000            1,095,692

   5.125%, 9/15/2003                                                                            600,000              578,526

   4.875%, 1/22/2022                                                                            500,000              487,893

Federal Home Loan Mortgage Corp., Notes,

   5.75%, 3/15/2009                                                                             250,000              237,812

Federal National Mortgage Association:

  Medium-Term Notes,

      5.10%, 9/25/2000                                                                          600,000              596,982

   Notes:

      5.25%, 1/15/2003                                                                        1,300,000            1,267,726

      5.125%, 2/13/2004                                                                         900,000              863,229

U.S. Treasury Bonds,

   10.75%, 5/15/2003                                                                          1,000,000            1,168,590

U.S. Treasury Notes:

   6.125%, 9/30/2000                                                                            450,000              454,059

   5.625%, 11/30/2000                                                                         1,050,000            1,053,118

   5.25%, 1/31/2001                                                                           1,020,000            1,017,501

   8%, 5/15/2001                                                                                600,000              626,280

   6.625%, 6/30/2001                                                                          1,050,000            1,071,452

   6.125%, 12/31/2001                                                                           550,000              556,127

   6.625%, 4/30/2002                                                                          1,500,000            1,536,825

   7.50%, 5/15/2002                                                                             730,000              764,879

   6.375%, 8/15/2002                                                                          1,100,000            1,120,251

   5.75%, 10/31/2002                                                                          1,700,000            1,701,870

   6.25%, 2/15/2003                                                                             320,000              325,037

   5.25%, 8/15/2003                                                                             500,000              490,360

   5.75%, 8/15/2003                                                                             400,000              399,244

   7.50%, 2/15/2005                                                                             750,000              805,912

   6.50%, 8/15/2005                                                                           1,120,000            1,152,278

   5.625%, 2/15/2006                                                                            500,000              491,435

                                                                                             The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Notes (continued):

   7%, 7/15/2006                                                                                950,000            1,006,649

   6.25%, 2/15/2007                                                                             320,000              326,179

   6.625%, 5/15/2007                                                                            800,000              833,472

   6.125%, 8/15/2007                                                                          1,170,000            1,182,940

                                                                                                                  23,212,318

TOTAL BONDS AND NOTES

   (cost $36,789,772)                                                                                             36,032,053
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS--4.0%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.34%, 7/22/1999                                                                             700,000  (c)         698,325

   4.48%, 9/2/1999                                                                              378,000              375,030

   4.60%, 9/23/1999                                                                           1,772,000            1,753,187

   4.69%, 9/30/1999                                                                             171,000              168,989

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,995,214)                                                                                               2,995,531
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $64,710,048)                                                              98.9%           73,591,990

CASH AND RECEIVABLES (NET)                                                                         1.1%              805,033

NET ASSETS                                                                                       100.0%           74,397,023

(A)  NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 1999, THIS SECURITY
AMOUNTED TO $293,199 OR APPROXIMATELY .4% OF NET ASSETS.

(C)  PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF FINANCIAL FUTURES

June 30, 1999 (Unaudited)



                                                             Market Value                                Unrealized
                                                                  Covered                             (Depreciation)
                                            Contracts     by Contracts ($)           Expiration       at 6/30/99 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG:

5 Year U.S. Treasury Notes                         53           5,777,000         September '99             (39,891)

FINANCIAL FUTURES SHORT:

Standard & Poor's 500                              10           3,454,250         September '99            (193,000)

  TOTAL                                                                                                    (232,891)

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                               Cost       Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  64,710,048  73,591,990

Cash                                                                    236,088

Receivable for investment securities sold                             1,714,904

Dividends and interest receivable                                       614,922

Prepaid expenses                                                            109

                                                                     76,158,013
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            48,049

Payable for investment securities purchased                           1,672,246

Payable for futures variation margin--Note 4(a)                          22,750

Accrued expenses                                                         17,945

                                                                      1,760,990
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       74,397,023
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      62,972,014

Accumulated undistributed investment income--net                         17,842

Accumulated net realized gain (loss) on investments                   2,758,116

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($232,891) net unrealized
   (depreciation) on financial futures]--Note 4(b)                    8,649,051
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       74,397,023
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                    4,565,062

NET ASSET VALUE, offering and redemption price per share ($)              16.30

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,043,859

Cash dividends (net of $6,831 foreign taxes withheld at source)        231,078

TOTAL INCOME                                                         1,274,937

EXPENSES:

Investment advisory fee-Note 3(a)                                      263,271

Custodian fees--Note 3(a)                                               12,938

Professional fees                                                       12,639

Prospectus and shareholders' reports                                     7,483

Registration fees                                                        3,626

Trustees' fees and expenses-Note 3(b)                                      559

Shareholder servicing costs                                                501

Loan commitment fees-Note 2                                                190

Miscellaneous                                                            1,663

TOTAL EXPENSES                                                         302,870

INVESTMENT INCOME--NET                                                 972,067
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments                              3,154,449

Net realized gain (loss) on financial futures                         (421,064)

NET REALIZED GAIN (LOSS)                                             2,733,385

Net unrealized appreciation (depreciation) on investments
   [including ($204,741) net unrealized (depreciation)
   on financial futures]                                              (776,856)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,956,529

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,928,596

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS



                                             Six Months Ended
                                                June 30, 1999         Year Ended
                                                  (Unaudited)  December 31, 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                972,067         1,641,276

Net realized gain (loss) on investments             2,733,385         3,392,359

Net unrealized appreciation (depreciation)
   on investments                                    (776,856)        6,714,434

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                        2,928,596        11,748,069
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                              (954,225)        (1,647,249)

Net realized gain on investments                    (461,381)        (3,168,608)

TOTAL DIVIDENDS                                   (1,415,606)        (4,815,857)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      28,187,716        28,199,314

Dividends reinvested                                1,415,606         4,815,857

Cost of shares redeemed                          (16,560,061)       (21,250,964)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS               13,043,261         11,764,207

TOTAL INCREASE (DECREASE) IN NET ASSETS           14,556,251         18,696,419
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                59,840,772        41,144,353

END OF PERIOD                                      74,397,023        59,840,772

Undistributed investment income-net                    17,842               --
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         1,742,059        1,876,334

Shares issued for dividends reinvested                 87,681          309,182

Shares redeemed                                   (1,019,761)       (1,360,556)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         809,979          824,960

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



--------------------------------------------------------------------------------

                                                                  Six Months Ended
                                                                     June 30, 1999               Year Ended December 31,
                                                                                                  -----------------------

                                                                        (Unaudited)               1998             1997(a)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                         15.94               14.04             12.50

Investment Operations:

Investment income--net                                                         .43(b)              .43               .25

Net realized and unrealized
   gain (loss) on investments                                                  .24                2.67              2.06

Total from Investment Operations                                               .67                3.10              2.31

Distributions:

Dividends from investment income--net                                         (.21)               (.43)             (.25)

Dividends from net realized gain on investments                               (.10)               (.77)             (.52)

Total Distributions                                                           (.31)              (1.20)             (.77)

Net asset value, end of period                                               16.30               15.94             14.04
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                              4.30(c)            22.34             18.48(c)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                       .43(c)               .87             .67(c)

Ratio of net investment income
   to average net assets                                                     1.37(c)              2.98            1.91(c)

Portfolio Turnover Rate                                                     60.60(c)            111.75           45.78(c)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                      74,397               59,841          41,144

(A) FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Balanced Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are
valued    at    the    average    of    the    most    recent
bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $556 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized

                                                                  The Portfolio
for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 1999 through June 30, 1999 to reduce the investment advisory fee paid by the portfolio, to the extent that the portfolio's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the portfolio' s average daily net assets. No expense reimbursement was required for the period ended June 30, 1999.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $12,938 pursuant to the custody agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 1999, amounted to $49,689,993 and $37,880,085, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1999 are set forth in the Statement of Financial Futures.

(b) At June 30, 1999, accumulated net unrealized appreciation on investments and financial futures was $8,649,051, consisting of $10,052,302 gross unrealized appreciation and $1,403,251 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Variable  Investment Fund,

                        Balanced Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

              (c) 1999 Dreyfus Service Corporation                     154SA996